UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

Platinum Eagle Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address, including zip code, of principal executive offices)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreements

On November 13, 2018, Platinum Eagle Acquisition Corp. (the “Company”) entered into (i) an agreement and plan of merger (the “Target Merger Agreement”) with Topaz Holdings Corp., a Delaware corporation and a wholly owned subsidiary of the Company (the “Holdco Acquiror,” and, together with the Company and Signor Merger Sub (defined below), the “Acquirors”), and Algeco Investments B.V., a Netherlands besloten vennotschap (“Algeco Seller”), pursuant to which the Holdco Acquiror will purchase all of the issued and outstanding equity interests of Algeco US Holdings, LLC, a Delaware limited liability company (“Target Parent”), the owner of Target Logistics Management, LLC, a Massachusetts limited liability company (“Target”), from Algeco Seller, and (ii) an agreement and plan of merger (the “Signor Merger Agreement” and, together with the Target Merger Agreement, the “Merger Agreements”), with Signor Merger Sub Inc. (“Signor Merger Sub”), a Delaware corporation, wholly owned subsidiary of the Company and sister company to Holdco Acquiror, and Arrow Holdings S.a. r.l., a Luxembourg société à responsabilité limitée (“Arrow Seller” and, together with Algeco Seller, the “Sellers”), pursuant to which the Holdco Acquiror will purchase all of the issued and outstanding equity interests of Arrow Parent Corp., a Delaware corporation (“Signor Parent”), the owner Arrow Bidco, LLC, a Delaware limited liability company (“Arrow Bidco”) and owner of RL Signor Holdings, LLC, a Delaware limited liability company (“Signor”), from Arrow Seller (the transactions contemplated by the Merger Agreements, the “Business Combination”). Upon consummation of the Business Combination, Holdco Acquiror will be the sole parent of Arrow Bidco, which will be the sole parent of each of Target and Signor and a wholly owned subsidiary of the Company. In addition, prior to the consummation of the Business Combination, the Company will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “domestication”) and the continuing entity following the domestication will be renamed Target Hospitality Corp. (“Target Hospitality”).

The aggregate purchase price for the Business Combination is $1.311 billion (which amount is inclusive of the amounts required to pay third party and intercompany indebtedness at the closing of the Business Combination and net of transaction expenses), of which (A) $562 million will be paid in cash (the “Cash Consideration”) and (B) the remaining $749 million will be paid to the Sellers in the form of shares of common stock, par value $0.0001, of Target Hospitality (the “Stock Consideration”), with (i) 25,800,000 such shares delivered to the Algeco Seller pursuant to the Target Merger Agreement and (ii) 49,100,000 such shares delivered to the Arrow Seller pursuant to the Signor Merger Agreement. The Cash Consideration will come from the following sources: (1) proceeds available from the Company’s trust account (“Trust Account”), after giving effect to any and all redemptions; (2) the gross proceeds from new debt financings of at least $340 million (the “Debt Financing”); and (3) at least $80 million of proceeds from private placements of the Company’s Class A ordinary shares (the “Equity Offering”) or other equity offerings to fund any shortfall of proceeds from the Trust Account after taking into account the Equity Offering (the “Backstop Offering”). The Cash Consideration payable to the Algeco Seller will be increased to the extent any cash on the balance sheet of the combined business of Target and Signor, after giving effect to the Business Combination, the redemptions from the Trust Account, the proceeds from the Equity Offering and the proceeds from the Backstop Offering, if any, exceeds $5.0 million. In the event the Cash Consideration is increased, the Stock Consideration paid to Algeco Seller will be decreased on a dollar for dollar basis. Notwithstanding the foregoing, in no event will the Cash Consideration be less than $562.0 million, but depending upon the amount of redemptions and additional equity raised through the Equity Offering and Backstop Offering, if any, the Cash Consideration and Stock Consideration will be adjusted accordingly.

The parties to the Merger Agreements have made customary representations, warranties and covenants in the Merger Agreements, including, among others, covenants with respect to the conduct of Target Parent and Signor Parent and their respective subsidiaries (the “Acquired Companies”) prior to the closing of the Business Combination. Each of the Acquirors and the Sellers has agreed to use commercially reasonable efforts to cause the Business Combination to be consummated. The Sellers have agreed to indemnify the Acquirors for losses arising from breaches of certain representations made by the Sellers under the Merger Agreements and for certain other liabilities, including environmental liabilities, subject to certain limitations.

The closing of the Business Combination is subject to certain conditions, including, among other things, (i) the Company (or its applicable subsidiaries) receiving gross proceeds of at least $340 million from the Debt Financing, (ii) approval by the Company’s shareholders of the Merger Agreements, the Business Combination and certain other actions related thereto, (iii) the availability of at least $225 million of cash in the Trust Account (and/or from other specified sources, if necessary), after giving effect to redemptions of public shares, if any (the “Minimum Proceeds”) and (iv) the receipt of consent from the existing lenders of Algeco Holding S.a r.l. (“Algeco”) and certain of its affiliates.

The Merger Agreements may be terminated by the applicable Seller and the Acquirors under certain circumstances, including, among others, (i) by mutual written consent of the applicable Seller and the Acquirors, (ii) by either the applicable Seller or the Acquirors if the closing of the Business Combination has not occurred on or before March 13, 2019, subject to extension by mutual agreement of the parties, and (iii) by the applicable Seller or the Acquirors if the Company has not obtained the required approval of its shareholders.

In connection with the consummation of the Business Combination, Platinum Eagle Acquisition LLC (the “Sponsor”) and Harry E. Sloan (together with the Sponsor, the “Founders”) will deposit into escrow certain of the Class B ordinary shares of the Company held by them (the “Founder Shares”) pursuant to an earnout agreement (the “Earnout Agreement”) and an escrow agreement (the “Escrow Agreement”) to be entered into at the closing of the Business Combination. Pursuant to the Earnout Agreement, the Founder Shares will be released from escrow to the Founders and/or transferred to Arrow Seller upon the achievement of certain earnout targets. Upon the expiration of the three year earnout period, any Founder Shares remaining in escrow that were not released in accordance with the Earnout Agreement will be transferred to the Company for cancellation. The Company, the Founders, Algeco Seller, Arrow Seller and certain other parties named therein will also enter into an amended and restated registration rights agreement providing the parties thereto with certain demand, shelf and piggyback registration rights covering all shares of Target Hospitality common stock owned by each holder.

 The foregoing description of the Merger Agreements and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of each of the Merger Agreements, copies of which are attached hereto as Exhibit 2.1 and 2.2 and are incorporated herein by reference. The Merger Agreements contain representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. Each of the Merger Agreements has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, the Acquired Companies or any other party to the Merger Agreements. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreements, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such Merger Agreements, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreements instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreements. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreements may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

In order to finance a portion of the Cash Consideration, the Company entered into subscription agreements (the “Subscription Agreements”), each dated as of November 13, 2018, with certain institutions and accredited investors (the “Investors”), pursuant to which, among other things, the Company agreed to issue and sell, in private placements, an aggregate of up to 8,000,000 Class A ordinary shares to the Investors for $10.00 per share (the “Equity Offering”). The Equity Offering is expected to close immediately prior to the closing of the Business Combination.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Debt Commitment Letter

In connection with the execution of the Merger Agreements, on November 13, 2018, the Holdco Acquiror entered into a debt commitment letter (the “Debt Commitment Letter”) with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Credit Suisse AG, Credit Suisse Loan Funding LLC, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties agreed to provide (or to have certain of their affiliates provide), subject to satisfaction of customary closing conditions, including the closing of the business combination, new credit facilities (the “New Credit Facilities”) for the purpose of financing a portion of the consideration payable, fees and expenses incurred by the Acquirors in connection with the Business Combination and for general corporate purposes. The New Credit Facilities provide for credit facilities in the aggregate principal amount of up to $425 million, consisting of: (i) a senior secured asset-based revolving credit facility in the aggregate principal amount of $125 million (the “New ABL Facility”), to be made available to Arrow Bidco and certain of its U.S. wholly owned subsidiaries (collectively, the “Borrowers”), and (ii) senior secured increasing rate loans in an aggregate principal amount of up to $300 million (the “Bridge Facility”), made available to Arrow Bidco, to the extent that Arrow Bidco issues less than $300 million in gross cash proceeds of second-lien senior secured notes (the “Notes”) in a Rule 144A offering or other private placement.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of ordinary shares of the Company and common stock of Target Hospitality is incorporated by reference herein. The shares issuable in connection with the transactions contemplated by the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a registration statement on Form S-4 (File No. 333-228363) (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to Merger Agreements, the Company and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s registration statement on Form S-1, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, CA 90067, Attention: Secretary, (310) 209-7280. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available.

The Acquired Companies and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, Target Parent’s and Signor Parent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and the Acquired Companies’ expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and the Acquired Companies’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreements; (2) the outcome of any legal proceedings that may be instituted against the Company and the Acquired Companies following the announcement of the Merger Agreements and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Merger Agreements; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreements or could otherwise cause the transaction to fail to close; (5) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on the Nasdaq Stock Market following the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Acquired Companies or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Merger Agreement among Platinum Eagle Acquisition Corp., Topaz Holdings Corp., Arrow Bidco, LLC and Algeco Investments B.V., dated as of November 13, 2018.
2.2†	Merger Agreement among Platinum Eagle Acquisition Corp., Topaz Holdings Corp., Signor Merger Sub Inc. and Arrow Holdings S.a. r.l., dated as of November 13, 2018.
10.1	Form of Subscription Agreement between Platinum Eagle Acquisition Corp. and certain institutions and accredited investors.

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM EAGLE ACQUISITION CORP.

	By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	President, Chief Financial Officer and Secretary
Date: November 19, 2018